SEMI-ANNUAL REPORT

                                IAI INSTITUTIONAL

                                    BOND FUND

                                  MAY 31, 2000
                                   (UNAUDITED)



                                   [LOGO] IAI
                                  MUTUAL FUNDS

                                TABLE OF CONTENTS

                           IAI INSTITUTIONAL BOND FUND


                               SEMI-ANNUAL REPORT
                                  MAY 31, 2000
                                   (UNAUDITED)


               Letter to Shareholders ......................   2

               Fund Manager's Review .......................   4

               Fund Portfolio ..............................   6

               Notes to Fund Portfolio .....................   8

               Statement of Assets and Liabilities .........   9

               Statement of Operations .....................  10

               Statements of Changes in Net Assets .........  11

               Financial Highlights ........................  12

               Notes to Financial Statements ...............  13

               Adviser, Custodian, Legal Counsel,
               Independent Auditors,
               Directors ....................  Inside Back Cover

                             LETTER TO SHAREHOLDERS

                           IAI INSTITUTIONAL BOND FUND


ECONOMIC OUTLOOK

A summary of economic outlook as provided by Larry Hill, IAI's Chief Fixed Income Officer, follows.

Signs of a developing economic slowdown began to surface during the second quarter. However, the length and depth of the slowdown are still open to debate. In each of the last two years the economy paused in the second quarter, only to reaccelerate in the last half of the year. It's still too early to tell if this pattern will be repeated this year, but six interest rate increases by the Fed in the last twelve months make a strong case for a longer lasting slowdown. Nevertheless, the question remains: Is the Fed done?

Despite the record length of this economic expansion, the inflation outlook continues to be mixed. Certainly the trend of inflation has been moving higher. Gasoline prices have received a lot of recent attention and energy prices have been driving the consumer price index up. However, price indices excluding energy costs are still relatively well behaved. Likewise, commodity prices (excluding energy) and the price of gold are moving sideways, giving no clear signal about the future trend. Although this inflation news is better than what might be expected, it is important to remember that inflation is a lagging indicator. As such, the inflation rate may continue to rise even as the economy cools. Thus, the threat of rising inflation does not immediately go away. Instead, it presents a dilemma for the Fed and a risk for investors.


2
--------------------------------------------------------------------------------

                             LETTER TO SHAREHOLDERS

                           IAI INSTITUTIONAL BOND FUND


ECONOMIC OUTLOOK (CONT.)

Some of the most convincing evidence of a slowdown comes from the labor markets. Private sector payroll gains slowed in the second quarter. The headline reports probably overstated the weakness because the unemployment rate remained near its 30-year low while some anecdotal evidence continued to point toward upward wage pressure from a tight labor market. Yet, a softer trend seems to be developing. New job creation is the engine that drives consumer confidence, income growth and spending. Consumer spending is the engine that drives the U.S. economy. Thus, a softer labor market is consistent with a slower economy. But again, the dilemma: Can the Fed tighten to curb rising inflation if the labor markets look soft - particularly in a presidential election year? Policy makers will see one more month's employment data before their August meeting; that report will likely help some Fed members make their decision.

Monetary policy during the last year has been extremely erratic. The Fed started raising interest rates in June of last year, but chose to reverse its policy at year-end in an attempt to forestall potential Y2K liquidity problems. Although viewed as a temporary - but necessary - action, the amount of additional liquidity provided by the Fed was overwhelming. By February, the Fed was aggressively withdrawing the excess liquidity, pushing reserve growth into record negative territory. These wide swings in policy probably explain the unprecedented market volatility experienced during the last six months.

Clearly the Fed has increased short-term interest rates during the last year; and the economy is beginning to feel the impact of this change. Yet, its just as clear that monetary policy is not "tight" - at least not in comparison to the way credit availability was strangled by the Fed at times in the 1980s. This policy ambiguity - higher rates but adequate credit availability - is consistent with the mixed data coming from the economy. The policy is also consistent with the Fed's attempt to "fine tune" the economy onto a less inflationary path without causing recession.

The markets responded favorably in May to signs of a slowing economy. Investors viewed the data as a strong signal that the Fed might be done raising interest rates. This shift in sentiment sparked the rally. Yet investor sentiment is probably ahead of economic reality. The Fed is likely to nudge rates higher at the August meeting and then hope they have done enough to achieve a soft landing.

Please read the Fund Manager's Review, which follows this letter, for a detailed perspective on Fund performance and our strategy going forward. We appreciate your continued trust and confidence in IAI. If there is any way we can serve you better, please let us know by calling our toll-free Investor Services Hotline at 1-800-945-3863.


                                                                               3
--------------------------------------------------------------------------------

                              FUND MANAGER'S REVIEW

                           IAI INSTITUTIONAL BOND FUND


IAI INSTITUTIONAL BOND FUND

FUND MANAGEMENT
LARRY R. HILL, CFA


HOW HAS THE FUND PERFORMED?

The Institutional Bond Fund had a return of 0.34% for the six months ended May 31, 2000. This compares with a return for the benchmark, the Lehman Aggregate Bond Index, of 1.38% for the same time period. The peer group, Lipper A rated Bond Funds, earned a return of 0.52%.


WERE THERE ANY SIGNIFICANT CHANGES?

We made several strategy changes before year-end 1999 to increase the liquidity and improve the flexibility of the portfolio. Specifically, the mortgage-backed and asset-backed sector allocations were eliminated while the corporate and high yield sector allocations were greatly reduced. These holdings were replaced with Treasury securities. In addition, the level of cash reserves and long maturities were both increased while the exposure to the middle part of the yield curve was reduced. This yield curve structure - commonly referred to as a barbell strategy
- positioned the portfolio to benefit from an inverted yield curve. The duration strategy did not change appreciably during the period; at the end of November the portfolio's duration was 5.15 years and at the end of May the duration was
5.21 years.


CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

In the last six months the U.S. bond market has struggled to produce positive returns. During this period the Fed has raised short-term interest rates by 1%, the yield curve has inverted and credit spreads have widened rather dramatically. This combination of events had a negative impact on the return generated by both the market and the Fund.

In the IAI Institutional Bond Fund, the greatest negative return impact came from wider credit spreads. For much of 1999, the Fund followed a strategy of over weighting those sectors that provide more yield (i.e. investment grade corporate bonds, high yield issues, mortgage-backed securities and asset-backed securities) while under weighting Treasury issues. Over the long run this strategy provides more yield and better value to the shareholders of the Fund. However, during periods when credit spreads widen, this strategy underperforms the market.


WHAT IS YOUR OUTLOOK FOR THE FUND?

Recent signs of an economic slowdown have helped reduce interest rates and shrink credit spreads. With the developing slowdown, investors began to anticipate the end to further rate increases by the Fed. This shift in sentiment helped produce a rally in bonds. While economic growth is certainly slowing from its recently unsustainable level, the depth and durability of the slowdown is still debatable. At current yield levels, market expectations may be ahead of the economic reality. Thus, we expect yields and credit spreads to remain in a broad range until more data is available. Market and portfolio returns could improve in this environment, but it is still too early to get overly bullish on bonds. In the portfolio, we plan to maintain ample liquidity and flexibility.


4
--------------------------------------------------------------------------------

                              FUND MANAGER'S REVIEW

                           IAI INSTITUTIONAL BOND FUND


VALUE OF $2,000,000 INVESTMENT+

[PLOT POINTS CHART]

IAI INSTITUTIONAL      LEHMAN BROTHERS
    BOND FUND        AGGREGATE BOND INDEX
    ---------        --------------------

   $2,000,000            $2,000,000
    1,969,914             1,982,986
    1,983,107             1,993,734
    2,023,572             2,020,653
    1,969,973             1,985,548
    1,913,071             1,936,597
    1,901,464             1,921,133
    1,888,717             1,920,864
    1,874,629             1,916,619
    1,902,248             1,954,689
    1,907,954             1,957,114
    1,891,546             1,928,310
    1,891,924             1,926,592
    1,885,303             1,922,313
    1,898,877             1,935,586
    1,922,613             1,973,891
    1,965,872             2,020,823
    2,001,847             2,033,220
    2,032,475             2,061,620
    2,084,100             2,141,399
    2,085,559             2,157,100
    2,087,853             2,152,283
    2,096,831             2,178,259
    2,112,557             2,199,451
    2,135,795             2,228,055
    2,167,191             2,261,442
    2,196,882             2,293,179
    2,209,185             2,308,408
    2,170,082             2,268,284
    2,155,976             2,252,517
    2,142,394             2,239,849
    2,133,396             2,235,299
    2,156,223             2,265,252
    2,160,320             2,271,369
    2,156,863             2,267,507
    2,200,863             2,306,962
    2,266,889             2,358,177
    2,328,322             2,398,501
    2,298,287             2,376,200
    2,312,766             2,383,476
    2,317,623             2,389,406
    2,287,725             2,362,929
    2,314,034             2,398,300
    2,334,860             2,420,971
    2,365,914             2,449,705
    2,427,664             2,515,767
    2,416,254             2,494,307
    2,450,082             2,531,093
    2,457,432             2,567,812
    2,467,753             2,579,636
    2,493,665             2,605,691
    2,527,828             2,639,044
    2,533,136             2,636,932
    2,543,776             2,645,898
    2,559,801             2,659,657
    2,583,864             2,684,923
    2,605,568             2,707,745
    2,619,117             2,713,432
    2,616,236             2,757,660
    2,657,311             2,822,190
    2,618,780             2,807,232
    2,663,037             2,823,233
    2,674,755             2,831,703
    2,687,861             2,851,808
    2,628,997             2,801,901
    2,654,235             2,817,312
    2,664,587             2,826,327
    2,634,477             2,801,456
    2,606,815             2,792,491
    2,608,379             2,780,763
    2,594,294             2,779,372
    2,613,751             2,811,613
    2,613,489             2,822,016
    2,610,615             2,821,734
    2,567,278             2,808,189
    2,554,699             2,798,922
    2,576,669             2,832,789
    2,619,442             2,870,182
    2,611,846             2,861,859
    2,619,159             2,860,428


AVERAGE ANNUAL RETURNS+
THROUGH 5/31/00
                                                                         Since
                                                                       Inception
                                    Six Months*    1 Year    5 Years    11/01/93
--------------------------------------------------------------------------------
IAI INSTITUTIONAL BOND FUND              0.34%     (0.58)%     4.68%     4.18%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index     1.38%      2.11%      5.97%     5.59%

+ PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* NOT ANNUALIZED.


SECTORS
% OF PORTFOLIO AS OF 5/31/00

[PIE CHART]

U.S. GOVERNMENT
 AGENCY MORTGAGE-BACKED   14%
SHORT-TERM                29%
U.S. GOVERNMENT &
 GOVERNMENT AGENCY        52%
CORPORATE                  5%


EFFECTIVE MATURITY
% OF PORTFOLIO AS OF 5/31/00

[BAR CHART]

YEARS
-----
0-3           33%
3-5           37%
5-10          13%
10-20          2%
20+           15%


NOTE TO FUND MANAGER'S REVIEW

Performance data for the IAI Institutional Bond Fund includes changes in share price and reinvestment of all dividends and capital gains. Past performance is not a guarantee of future results. The Fund's investment return, yield and principal may fluctuate, so that when redeemed, shares may be worth more or less than the original cost. More complete information about the Fund, including charges and expenses, is available in the prospectus. Please read the Fund's prospectus carefully before investing. All indices cited are unmanaged, and are either trademarks, registered trademarks or copyrights of their respective sponsoring companies.


CREDIT RATING
% OF BOND PORTFOLIO AS OF 5/31/00

U.S.
Government .........   94%
Aaa ................    0%
Aa .................    0%
A ..................    1%
Baa ................    4%
Non-Investment
Grade ..............    1%


                                                                               5
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


                                 FUND PORTFOLIO

                           IAI INSTITUTIONAL BOND FUND


                                  MAY 31, 2000
                                   (UNAUDITED)
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

CORPORATE BONDS - 4.5%
                                                               Principal      Market
                                      Rate        Maturity       Amount      Value (a)
--------------------------------------------------------------------------------------
BROADCASTING - 2.2%
Radio Unica (STEP BOND) (d)          16.61%       08/01/06       $50,000       $30,500
Time Warner                           6.63        05/15/29        70,000        55,801
                                                                               -------
                                                                                86,301
--------------------------------------------------------------------------------------
FINANCIAL - 1.0%
Household Finance                     5.88        02/01/09        45,000        38,183
--------------------------------------------------------------------------------------
INDUSTRIAL - 1.3%
Tyco International (YANKEE) (c)       6.88        01/15/29        65,000        52,610
======================================================================================
TOTAL INVESTMENTS IN CORPORATE BONDS
(COST $194,582).............................................................  $177,094
======================================================================================

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS - 51.7%
                                                               Principal      Market
                                      Rate        Maturity       Amount      Value (a)
--------------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK BOND - 6.7%
                                      5.13%       09/15/03      $280,000      $261,959
--------------------------------------------------------------------------------------
U.S. TREASURY BONDS - 25.5%
                                     11.13        08/15/03       385,000       433,365
                                      7.50        11/15/16        80,000        88,650
                                      8.00        11/15/21       200,000       237,625
                                      6.38        08/15/27       165,000       166,805
                                      5.25        02/15/29        80,000        69,875
                                                                              --------
                                                                               996,320
--------------------------------------------------------------------------------------
U.S. TREASURY NOTES - 19.5%
                                      4.63        12/31/00       125,000       123,555
                                      6.50        05/15/05       210,000       209,344
                                      6.50        08/15/05       200,000       199,187
                                      7.00        07/15/06        50,000        51,047
                                      6.63        05/15/07       180,000       180,900
                                                                              --------
                                                                               764,033
======================================================================================
TOTAL INVESTMENTS IN U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS
(COST $2,148,142).........................................................  $2,022,312
======================================================================================


                   SEE ACCOMPANYING NOTES TO FUND PORTFOLIO.

6
--------------------------------------------------------------------------------

                                 FUND PORTFOLIO

                           IAI INSTITUTIONAL BOND FUND


                                  MAY 31, 2000
                                   (UNAUDITED)
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITY - 13.5%
                                                               Principal      Market
                                          Rate    Maturity       Amount      Value (a)
--------------------------------------------------------------------------------------
FANNIE MAE - 13.5%
                                          7.13%   02/15/05      $535,000      $529,210
======================================================================================
TOTAL INVESTMENT IN U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITY
(COST $532,475).............................................................  $529,210
======================================================================================
TOTAL INVESTMENTS IN LONG-TERM SECURITIES
(COST $2,875,199).........................................................  $2,728,616
======================================================================================

SHORT-TERM SECURITIES - 29.1%
                                                               Principal      Market
                                          Rate    Maturity       Amount      Value (a)
--------------------------------------------------------------------------------------
FREDDIE MAC DISCOUNT NOTE - 25.5%
                                          5.94%   06/16/00    $1,000,000      $997,358
--------------------------------------------------------------------------------------
U.S. TREASURY BILL - 1.3%
                                          5.86    10/19/00        50,000(b)     48,853
--------------------------------------------------------------------------------------
INVESTMENT COMPANY - 2.3%
Firstar Institutional Money Market Fund   6.04                    90,890        90,890
======================================================================================
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
(COST $1,137,129).........................................................  $1,137,101
======================================================================================
TOTAL INVESTMENTS IN SECURITIES
(COST $4,012,328) (e).....................................................  $3,865,717
======================================================================================
OTHER ASSETS AND LIABILITIES (NET) - 1.2% ...................................  $48,840
======================================================================================
TOTAL NET ASSETS .........................................................  $3,914,557
======================================================================================


                   SEE ACCOMPANYING NOTES TO FUND PORTFOLIO.

                                                                               7
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


                             NOTES TO FUND PORTFOLIO

                           IAI INSTITUTIONAL BOND FUND


                                  MAY 31, 2000
                                   (UNAUDITED)


                                       (a)

Market value of securities is determined as described in Note 1 to the financial statements, under "Security Valuation."

                                       (b)

Security is pledged to cover initial margin on open futures contracts (see Note 5 to financial statements).

                                       (c)

Yankee represents dollar-denominated bonds issued in the United States by foreign banks and corporations.

                                       (d)

A step bond is a security that remains zero-coupon until a predetermined date at which time the stated coupon rate becomes payable at regular intervals. The interest rate shown for step bonds represents the effective yield at May 31, 2000, based upon the estimated timing and amount of future interest and principal payments.

                                       (e)

At May 31, 2000, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

Cost for federal income tax purposes ..............................  $4,012,328
                                                                     ==========
Gross unrealized appreciation .....................................  $   10,250

Gross unrealized depreciation .....................................  $ (156,861)
                                                                     ----------
Net unrealized depreciation .......................................  $ (146,611)
                                                                     ==========


8
--------------------------------------------------------------------------------

                       STATEMENT OF ASSETS AND LIABILITIES

                           IAI INSTITUTIONAL BOND FUND


                                  MAY 31, 2000
                                   (UNAUDITED)

--------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at market (cost: $4,012,328)                         $  3,865,717
Cash                                                                                     216
Accrued interest receivable                                                           45,102
Variation margin receivable (Note 5)                                                   4,844
                                                                                ------------
   TOTAL ASSETS                                                                    3,915,879
                                                                                ------------
LIABILITIES
Accrued management fee                                                                 1,322
                                                                                ------------
   TOTAL LIABILITIES                                                                   1,322
                                                                                ------------
   NET ASSETS                                                                   $  3,914,557
                                                                                ============
NET ASSETS REPRESENTED BY:
Paid in capital                                                                 $  8,296,029
Undistributed net investment income                                                    5,310
Accumulated net realized losses on investments                                    (4,245,290)
Unrealized appreciation or depreciation on:
 Investment securities                                          $ (146,611)
 Futures contracts (Note 5)                                          5,119          (141,492)
                                                                ----------      ------------
   NET ASSETS                                                                   $  3,914,557
                                                                                ============
Shares of capital stock outstanding; authorized 10 billion
 shares of $0.01 par value stock                                                     481,774
                                                                                ------------
   NET ASSET VALUE PER SHARE OF OUTSTANDING CAPITAL STOCK                       $       8.13
                                                                                ============


                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                               9
--------------------------------------------------------------------------------

                             STATEMENT OF OPERATIONS

                           IAI INSTITUTIONAL BOND FUND


                          SIX MONTHS ENDED MAY 31, 2000
                                   (UNAUDITED)


---------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
INCOME:
 Interest                                                                                                $    237,049
 Dividends                                                                                                      6,563
                                                                                                         ------------
   TOTAL INCOME                                                                                               243,612
                                                                                                         ------------
EXPENSES:
 Management fees                                                                                               16,714
 Compensation of Directors                                                                                      1,556
                                                                                                         ------------
   TOTAL EXPENSES                                                                                              18,270
   Less fees reimbursed by Advisers                                                                            (1,556)
                                                                                                         ------------
   NET EXPENSES                                                                                                16,714
                                                                                                         ------------
   NET INVESTMENT INCOME                                                                                      226,898
                                                                                                         ------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
 Net realized gains (losses) on:
   Investment securities                                                               $ (2,005,846)
   Futures contracts                                                                        (72,709)
   Foreign currency transactions                                                              9,621
                                                                                       ------------
 Net realized loss                                                                                         (2,068,934)
 Net change in unrealized appreication or depreciation on:
   Investment securities                                                               $  1,675,759
   Futures contracts                                                                          1,444
   Other assets and liabilities denominated in foreign currency                              (6,201)
                                                                                       ------------
 Net unrealized gain                                                                                        1,671,002
                                                                                                         ------------
    NET LOSS ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS                             (397,932)
                                                                                                         ------------
    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                 $   (171,034)
                                                                                                         ============


                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

10
--------------------------------------------------------------------------------

                       STATEMENTS OF CHANGES IN NET ASSETS

                           IAI INSTITUTIONAL BOND FUND

                                                               Six months ended
                                                                  May 31, 2000        Year ended
                                                                  (unaudited)      November 30, 1999
----------------------------------------------------------------------------------------------------
OPERATIONS
 Net investment income                                           $     226,898       $   2,947,571
 Net realized loss                                                  (2,068,934)         (2,119,532)
 Net change in unrealized appreciation or depreciation               1,671,002          (1,901,901)
                                                                 -------------       -------------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               (171,034)         (1,073,862)
                                                                 -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                                (289,621)         (3,188,319)
 Capital gains                                                               -          (2,041,928)
                                                                 -------------       -------------
   TOTAL DISTRIBUTIONS                                                (289,621)         (5,230,247)
                                                                 -------------       -------------
CAPITAL SHARE TRANSACTIONS
 Net proceeds from sale of 2,822 and 544,202 shares                     23,033           4,930,731
 Net asset value of 34,858 and 586,919 shares issued in
  reinvestment of distributions                                        288,084           5,223,622
 Cost of 2,333,872 and 3,483,453 shares redeemed                   (19,125,474)        (29,956,272)
                                                                 -------------       -------------
   DECREASE IN NET ASSETS FROM CAPITAL SHARES TRANSACTIONS         (18,814,357)        (19,801,919)
                                                                 -------------       -------------
   TOTAL DECREASE IN NET ASSETS                                    (19,275,012)        (26,106,028)
NET ASSETS AT BEGINNING OF PERIOD                                   23,189,569          49,295,597
                                                                 -------------       -------------
NET ASSETS AT END OF PERIOD                                      $   3,914,557       $  23,189,569
                                                                 =============       =============
   INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF:             $       5,310       $      79,317
                                                                 =============       =============


                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                              11
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


                              FINANCIAL HIGHLIGHTS

                           IAI INSTITUTIONAL BOND FUND


 PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
            AND SELECTED INFORMATION FOR EACH PERIOD ARE AS FOLLOWS:

                              Six months ended                        Years ended November 30,
                                May 31, 2000      -----------------------------------------------------------------
                                (unaudited)        1999           1998          1997           1996          1995
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
 Beginning of period              $   8.35        $   9.61       $   9.49      $   9.54      $   9.50      $   8.85
                                  --------        --------       --------      --------      --------      --------
OPERATIONS
 Net investment income                0.28***         0.64**         0.64          0.58          0.63          0.62
 Net realized and unrealized
  gains (losses)                     (0.25)          (0.82)          0.09         (0.04)         0.04          0.66
                                  --------        --------       --------      --------      --------      --------
   TOTAL FROM OPERATIONS              0.03           (0.18)          0.73          0.54          0.67          1.28
                                  --------        --------       --------      --------      --------      --------
DISTRIBUTIONS TO
 SHAREHOLDERS
 FROM:
 Net investment income               (0.25)          (0.68)         (0.61)        (0.59)        (0.63)        (0.63)
 Capital gains                          --           (0.40)            --            --            --            --
                                  --------        --------       --------      --------      --------      --------
   TOTAL DISTRIBUTIONS               (0.25)          (1.08)         (0.61)        (0.59)        (0.63)        (0.63)
                                  --------        --------       --------      --------      --------      --------
NET ASSET VALUE
 End of period                    $   8.13        $   8.35       $   9.61      $   9.49      $   9.54      $   9.50
                                  ========        ========       ========      ========      ========      ========
 Total investment return*             0.34%          (1.97)%         7.92%         5.97%         7.44%        14.95%
 Net assets at end of period
  (000's omitted)                 $  3,915        $ 23,190       $ 49,296      $108,367      $ 97,085      $101,429

RATIOS
 Expenses to average daily net
  assets                              0.50%****       0.50%          0.50%         0.50%         0.50%         0.50%
 Net investment income to
  average daily net assets            6.79%****       7.06%          6.24%         6.19%         6.75%         6.76%
 Portfolio turnover rate
  (excluding short-term
  securities)                        137.6%          162.1%         333.3%        511.0%        323.0%        358.8%


   *TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE
    DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.
  **NET INVESTMENT INCOME PER SHARE IS CALCULATED USING THE ENDING BALANCE PRIOR
    TO CONSIDERATION OF ADJUSTMENTS FOR PERMANENT BOOK AND TAX DIFFERENCES. ***NET INVESTMENT INCOME PER SHARE REPRESENTS NET INVESTMENT INCOME DIVIDED BY
    THE AVERAGE SHARES OUTSTANDING THROUGHOUT THE YEAR.
****ANNUALIZED


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

12
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


                          NOTES TO FINANCIAL STATEMENTS

                           IAI INSTITUTIONAL BOND FUND


                                  MAY 31, 2000
                                   (UNAUDITED)

[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The IAI Mutual Funds are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies. IAI Institutional Bond Fund (Institutional Bond Fund) is a separate portfolio of IAI Investment Funds I, Inc. The Fund's primary investment objective is to provide shareholders with a high level of total return derived from a combination of capital appreciation and current income. The Fund pursues its objective by investing primarily in a diversified portfolio of U.S. Government securities and investment- and non-investment-grade bonds and other debt securities of similar quality. This report covers only Institutional Bond Fund (the Fund).

Significant accounting policies followed by the Fund are summarized below:

SECURITY VALUATION

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price at the close of each business day. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, the last reported bid price. Such valuations are obtained from pricing services or are supplied by dealers.

Debt securities for which quotations are not readily available are valued at their fair value as determined in good faith using consistently applied procedures under the general supervision of the Board of Directors.

Short-term securities with maturities of 60 days or less from the date of initial acquisition are valued at amortized cost. Those with maturities greater than 60 days from the date of initial acquisition are marked-to-market on a daily basis.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis may occur a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the Fund maintains, in a segregated account, assets with a market value equal to the amount of its purchase commitments.

FUTURES AND OPTIONS CONTRACTS

In order to increase exposure to and hedge against changes in the market, the Fund may buy and sell futures contracts and options. The risks of entering into futures and option contracts include the possibility that changes in the value of these contracts may not correlate with changes in the underlying security.

Futures contracts are valued at the settlement price of the exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities into a segregated account, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded daily as unrealized gains or losses. The variation margin is paid or received in cash daily by the Fund. The Fund realizes a gain or loss when the contract is closed or expires.

Options traded on an exchange are valued using the last sale price, and those traded over-the-counter are valued using dealer-supplied valuations, resulting in unrealized appreciation or depreciation being recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchase put or call option is adjusted by the amount of premium received or paid.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

The Fund may invest in foreign securities. The market value of securities and other assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the closing rate of exchange. Purchases


                                                                              13
--------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS

                           IAI INSTITUTIONAL BOND FUND


                                  MAY 31, 2000
                                   (UNAUDITED)

[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

and sales of securities, income and expenses are translated at the exchange rate on the transaction date and are recorded in realized and unrealized appreciation or depreciation on foreign currency transactions.

Exchange gains and losses may also be realized between the trade and settlement dates on security and foreign currency contract transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

FEDERAL TAXES

Since it is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to its shareholders, no provision for income taxes is required. In order to avoid the payment of any federal excise taxes, the Fund is required to distribute substantially all of its net investment income and net realized gains on a calendar year basis.

Net investment income and net realized gains may differ for financial statement and tax purposes primarily because of recognition of certain foreign currency gains and losses as ordinary income and deferral of "wash sale" losses for tax purposes. The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation. The Fund accrues such taxes as applicable.

For federal income tax purposes, the Fund has a capital loss carryover of approximately $2,169,950, at November 30, 1999, which, if not offset by subsequent capital gains, will expire in 2007. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover is offset or expires.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

The Fund records security transactions on trade date, the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. The Fund amortizes discount purchased on long-term bonds using the level yield method of amortization. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the record date. Distributions from the net investment income are made monthly. Capital gains, if any, are primarily distributed at the end of the calendar year. Additional capital gains distributions as needed to comply with federal tax regulations are distributed during the year.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.


14
--------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS

                           IAI INSTITUTIONAL BOND FUND


                                  MAY 31, 2000
                                   (UNAUDITED)

[2] COMMITMENTS AND CONTINGENCIES

INSURANCE

For purposes of obtaining certain types of insurance coverage for the Fund and its officers and directors, the Fund is a policyholder in an industry-sponsored mutual insurance company (the Company). In connection with its obligation as a policyholder, the Fund is committed to make future capital contributions, if requested by the Company.

LINE OF CREDIT

The Fund, together with other funds advised by Advisers, have an available joint line of credit of $25,000,000 with Firstar Bank, N.A. at the prime interest rate less 2%. To the extent funds are drawn against the line, securities are segregated by the Fund. No compensating balances are required under the line of credit, however, a commitment fee of .10% per annum on the commitment amount of the line is payable quarterly in arrears. Advisers has agreed to pay the commitment fee on behalf of the Fund. There were no borrowings outstanding for the Fund at May 31, 2000.

[3] FEES AND EXPENSES

Under the terms of the Fund's Management Agreement, Investment Advisers, Inc. (Advisers) is required to pay for all expenses of the Fund, except certain costs (primarily those incurred in the purchase and sale of assets, taxes, interest and extraordinary expenses), in return for the Fund paying an all inclusive management fee (unified fee) to the Advisers. The fee is equal to an annual rate of 0.50% of average daily net assets. This fee is paid monthly. The Management Agreement further provides that Advisers will either reimburse the Fund for the fees and expenses it pays to Directors who are not "interested persons" of the Fund or reduce its fee by an equivalent amount.

[4] PURCHASE AND SALES OF SECURITIES

For the six months ended May 31, 2000, purchases of securities and sales proceeds, other than investments in short-term securities, for the Fund were as follows:

            U.S. Government          Other
            ---------------       -----------
Purchases     $ 8,232,384         $   342,968
Sales         $16,522,522         $11,183,453

[5] OPEN FUTURES CONTRACTS

The financial futures contracts shown below were open as of May 31, 2000. The market value of securities deposited to cover initial margin requirements for the open positions at May 31, 2000 was $48,853. The unrealized appreciation on this contract is included in unrealized appreciation on futures contracts.

FUTURES
                    Number
                      of                                    Market   Unrealized
       Type       Contracts   Expiration Month   Position   Value   Appreciation
--------------------------------------------------------------------------------
U.S. Treasury Bond    5        September 2000      Long    $478,125    $5,119


                                                                              15
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


                 (THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY.)


16
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


                               INVESTMENT ADVISER
                                   AND MANAGER
                            Investment Advisers, Inc.
                                  P.O. Box 357
                         Minneapolis, MN 55440-0357 USA
                                  800.945.3863
                                  612.376.2700
                             http://www.iaifunds.com


                                    CUSTODIAN
                               Firstar Bank, N.A.
                                425 Walnut Street
                              Cincinnati, OH 45202


                                  LEGAL COUNSEL
                              Dorsey & Whitney LLP
                             220 South Sixth Street
                              Minneapolis, MN 55402


                              INDEPENDENT AUDITORS
                                    KPMG LLP
                               4200 Norwest Center
                              Minneapolis, MN 55402


                                    DIRECTORS
                                 Madeline Betsch
                               W. William Hodgson
                                 George R. Long
                                J. Peter Thompson
                               Charles H. Withers

                                   [LOGO] IAI
                                  MUTUAL FUNDS


        c/o FIRSTAR MUTUAL FUND SERVICES, LLC, P.O. Box 701, Milwaukee,
                            Wisconsin 53201-0701 USA

                                  800.945.3863